UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

MADISON SQUARE GARDEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Penn Plaza, New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2010, Madison Square Garden, Inc. (the “Company”) announced its financial results for the year and quarter ended December 31, 2009. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Earnings Press Release dated March 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN, INC.

By:	/s/ Robert M. Pollichino
Name: Robert M. Pollichino Title: Executive Vice President and Chief Financial Officer

Dated: March 18, 2010

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